F13 *P1
                          Supplement dated January 15, 1999
                          to the Prospectus Dated May 1, 1998
                                         of
                                 ALLIANZ VALUELIFE
                       Flexible-Premium Variable Life Insurance
                           Allianz Life Variable Account A

I. YEAR 2000 Allianz Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on Allianz Life's financial position or results of operations. Allianz Life believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis. II. The following changes are made to the section entitled "Portfolio Annual Expenses": a) The following chart restates information about certain Portfolios, as indicated below:

                                           Management                    Total
                                         and Portfolio        Other      Annual
   Portfolio                          Administration Fees   Expenses    Expenses
--------------------------------------------------------------------------------
   Mutual Shares Securities Fund ............. .75%*            .05%        .80%
   Templeton Global Asset Allocation Fund .... .80%*            .14%        .94%

*Includes a .15% Administration Fee which is a direct expense of the Portfolio.

  b) The following footnote is restated as follows:

   3For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Money Market Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

Please note that certain of the Portfolios discussed in the Trust prospectus are not currently available in connection with the Policy.